SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 Form 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           November 2, 1995
          Date of Report  (Date of earliest event reported)



                        HARROW INDUSTRIES, INC.
          (Exact name of registrant as specified in its charter)

            Delaware                    1-9940               52-1499045
 (State or other jurisdiction of      (Commission         (I.R.S. Employer
  incorporation or organization)      File Number)        Identification No.)


           2627 East Beltline S.E., Grand Rapids, Michigan 49546
                (Address of principal executive offices)

                          (616) 942-1440
                  (Registrant's telephone number
                       including area code)
















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ITEM 5 - OTHER EVENTS

     On November 2, 1995, Dudley C. Mecum became Chairman of the Board of Directors and Interim President of the Company succeeding Philip A. Uzielli as Chairman and Larry L. Adams as President. The Board is initiating a search in order to appoint a permanent successor for the position of President.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           HARROW INDUSTRIES, INC.
                                           (Registrant)


                                           /s/Gary L. Humphreys
                                           Gary L. Humphreys, Vice President

Date: November 6, 1995